Exhibit 10.17

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

FIRST AMENDMENT TO APG1252 LICENSE AGREEMENT

This Amendment (the “Amendment”), dated as of March 28, 2018 (the Amendment Effective Date”) is made by and between Ascentage Pharma Group Corp. Ltd., a Hong Kong corporation (“Ascentage”), with a business address at 11/F, AXA CENTRE, Gloucester Road, Wanchai, Hong Kong, and Unity Biotechnology, Inc., a Delaware corporation (“Unity”), with a business address at 3280 Bayshore Blvd, Suite 100, Brisbane, California 95002. Ascentage and Unity are sometimes referred to herein as individually as a “Party” and collectively as the “Parties”.

BACKGROUND

A. The Parties entered into a Compound Library and Option Agreement (the “Library Agreement”) dated February 2, 2016 (the “Original Effective Date”), which granted Unity the right to screen Ascentage’s collection of BCL-2/BCL-xL inhibitor compounds as well as additional BCL-2/BCL-xL inhibitor compounds discovered by Ascentage during the term of the Library Agreement, including pursuant to that certain Research Services Agreement between the Parties dated February 2, 2016 (collectively, the “BCL Compounds”) to identify compounds with potential utility in the treatment of age-related conditions other than Oncology Indications. Defined terms used herein and not otherwise defined shall have the meanings ascribed in the Library Agreement.

B. On the Original Effective Date the Parties also entered the APG1252 License Agreement (the “1252 License Agreement”) pursuant to which Ascentage granted Unity exclusive rights to a BCL Compound known as APG-1252 for the prophylaxis and treatment of, and palliation of symptoms associated with, age related indications other than Oncology Indications.

C. Ascentage is also a party to a License Agreement with the Regents of the University of Michigan (“Michigan”) dated December 1, 2010 (as amended on May 30, 2013, February 2, 2016, May 10, 2017 and June 1, 2017, the “Michigan License Agreement”), pursuant to which Michigan granted Ascentage exclusive rights, with the right to sublicense, under certain Michigan patents which cover, among other things, the BCL Compounds.

D. The Michigan License Agreement provides for Ascentage to pay Michigan twenty percent (20%) of Ascentage’s Gross Sublicensing Revenues (as defined therein) and further provides that in the event a portion of Gross Sublicensing Revenues includes non-cash consideration, the relevant Ascentage sublicensee shall be required to issue such non-cash consideration directly to Michigan.

E. Each of the Library Agreement and the 1252 License Agreement provided for certain payments to be made by Unity to Ascentage in the form of shares of Unity common stock including (i) in each case, an upfront payment that was due within [***] ([***]) days of the Original Effective Date (the “Upfront Equity Payments”), and (ii) in the case of the 1252 License Agreement, additional payments upon the achievement of certain development milestones (the “Milestone Equity Payments” and, together with the Upfront Equity Payments, the “Unity Equity Payments”)

F. Pursuant to the terms of the Michigan License Agreement (i) twenty percent (20%) of each Unity Equity Payment is owed by Ascentage to Michigan as a sublicense fee, and (ii) Ascentage is required to cause Unity to issue such Unity Equity Payments directly to Michigan.

G. On or around the Original Effective Date, in order to enable Ascentage to satisfy its sublicense fee payment obligations to Michigan with respect to the Upfront Equity Payments, the Parties agreed that Unity should issue twenty percent (20%) of the Upfront Equity Payments directly to Michigan. Therefore, Unity bifurcated its issuance of the Upfront Equity Payments and issued eighty percent (80%) of the shares of common stock to Ascentage and twenty percent (20%) portion of the shares of common stock to Michigan. A schedule of the Upfront Equity Payments that were due and made to each party is set forth on Exhibit A hereto.

H. The Parties now wish to set forth and document their understanding and agreement about the manner in which the Upfront Equity Payments were made as well as the manner in which any additional Milestone Equity Payments will be made in connection under the 1252 License Agreement. Except as expressly modified hereby, the 1252 License Agreement shall continue in full force according to its terms.

NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:

AGREEMENT

1. Upfront Equity Payments.

(a) On February 17, 2016, pursuant to Restricted Stock Grant Agreement, Unity granted Ascentage a total of 1,573,340 shares of Unity common stock, of which 1,258,672 shares represented Ascentage’s eighty percent (80%) portion of the Upfront Equity Payment due under the 1252 License Agreement.

(b) On February 17, 2016, pursuant to a separate Restricted Stock Grant Agreement, Unity granted Michigan a total 393,335 shares of Unity common stock, of which 314,668 shares represented Michigan’s twenty percent (20%) portion of the Upfront Equity Payment due under the 1252 License Agreement.

(c) Ascentage acknowledges and agrees that (i) the Upfront Equity Payment to Michigan described in Section 1(b) above was made by Unity on behalf of Ascentage in order to satisfy Ascentage’s obligation to make sublicense fee payments to Michigan under the Michigan License Agreement, (ii) that the Upfront Equity Payment to Ascentage described in Section 1(a) represented the full balance of the Upfront Equity Payments owed to Ascentage, and (iii) therefore Unity has fully and completely satisfied and discharged its obligation to make the Upfront Equity Payment due under the 1252 License Agreement.

2. Milestone Equity Payments. To address the fact that Unity will be required to issue twenty percent (20%) of each Milestone Equity Payment directly to Michigan to satisfy Ascentage’s sublicense fee payment obligation to Michigan under the Michigan License Agreement, the Parties hereby agree to make the amendments set forth below to the 1252 License Agreement.

(a) Section 5.1.2 is hereby amended in its entirety to read as follows:

5.1.2 [***]. Upon the [***], Unity shall make the following issuances of its common stock:

(a) Unity shall issue to Ascentage Three Hundred Fourteen Thousand Six Hundred Sixty-Eight (314,668) shares of Unity common stock (as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after the Original Effective Date and prior to issuance) within [***] ([***]) days of date that [***] occurs.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Unity shall issue to UM Seventy-Eight Thousand Six Hundred Sixty-Seven (78,667) shares of Unity common stock (as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after the Original Effective Date and prior to issuance) within [***] ([***]) days after the date the shares described in Section 5.1.2(a) are issued to Ascentage.

(c) For clarity, [***].

(b) Section 5.1.3 is hereby amended in its entirety to read as follows:

5.1.3 [***]. Upon the [***], Unity shall the following number of shares of Unity common stock (in each case as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after the Original Effective Date and prior to issuance) based on how long after the Effective Date such [***]. In the case of Ascentage, such shares shall be issued within [***] ([***]) days of date that such [***] occurs. In the case of UM, such shares shall be issued within [***] ([***]) days after the shares are issued to Ascentage.

(a) If such [***] occurs within [***] ([***]) [***] of the Effective Date then (i) [***] ([***]) shares of common stock (as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after the Original Effective Date and prior to issuance) to Ascentage and (ii) [***] ([***]) shares of common stock (as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after the Original Effective Date and prior to issuance) to UM.

(b) If such [***] occurs more than [***] ([***]) [***] after the Effective Date but less than [***] ([***]) [***] after the Effective Date (i) [***] ([***]) shares of common stock (as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after the Original Effective Date and prior to issuance) to Ascentage, and (ii) [***] ([***]) shares of common stock (as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after the Original Effective Date and prior to issuance) to UM.

(c) If such [***] occurs more than [***] ([***]) [***] after the Effective Date (i) [***] ([***]) shares to Ascentage and (ii) [***] ([***]) shares to UM (in each case, as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after the Original Effective Date and prior to issuance) .

3. Equity Cap. The Parties further agree that Section 5.1.4 is hereby amended in its entirety to read as follows:

5.1.4 Equity Cap. Notwithstanding anything in the contrary in this Agreement, the Library Agreement or any Compound License Agreement(s), the maximum cumulative aggregate number of shares of Unity common stock that Ascentage and UM are collectively eligible to receive under Sections 6.1 and 6.2 of the Library Agreement, Section 5.1 of any Compound License Agreement(s) and this Section 5.1 is:

(a) [***] ([***]) shares of Unity common stock (as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after the Original Effective Date) if only one Licensed Product is developed; and

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Three Million Nine Hundred Thirty-Three Thousand Three Hundred and Fifty (3,933,350) shares of Unity common stock (as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after the Original Effective Date) if two or more Licensed Products is developed.

4. Miscellaneous. This Amendment shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, trustees, transferees and assigns. In the event of a conflict between the provisions of this Amendment and the provisions of the Library Agreement, the provisions of this Amendment shall control. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized representatives and delivered in duplicate originals as of the Amendment Effective Date.

ASCENTAGE PHARMA GROUP CORP. LTD.		UNITY BIOTECHNOLOGY, INC.

By:	/s/ Dajun Yang	By:	/s/ Keith Leonard
Name:	Dajun Yang, MD, PhD	Name:	Keith Leonard
Title:	Chief Executive Officer	Title:	Chief Executive Officer

Acknowledged By:

THE REGENTS OF THE UNIVERSITY OF MICHIGAN

/s/ Kelley B. Sexton
Name:	Kelley B. Sexton, Ph.D.
Title:	Associate Vice President for Research, Technology Transfer and Innovation

Exhibit A

Upfront Equity Payments

	Upfront Equity Payments (# shares)
	Total	Ascentage 80%	Michigan 20%
Library Agreement	393,335	314,668	78,667
1252 License Agreement	1,573,340	1,258,672	314,668
Totals	1,966,675	1,573,340	393,335